Exhibit 10.1

TENTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Tenth Amendment to Loan and Security Agreement is entered into as of April 17, 2015 (the “Amendment”), by and between AVIDBANK CORPORATE FINANCE, a division of AVIDBANK (“Bank”), and USA TECHNOLOGIES, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 21, 2012 and that certain First Amendment to Loan and Security Agreement dated as of January 1, 2013, that certain Second Amendment to Loan & Security Agreement dated as of April 2, 2013, that certain Third Amendment to Loan and Security Agreement dated as of April 11, 2013, that certain Fourth Amendment to Loan and Security Agreement dated as of April 29, 2013, that certain Fifth Amendment to Loan and Security Agreement dated as of September 26, 2013, that certain Sixth Amendment to Loan and Security Agreement dated as of May 15, 2014, that certain Seventh Amendment to Loan and Security Agreement is entered into as of June 17, 2014, that certain Eighth Amendment to Loan and Security Agreement is entered into as of June 30, 2014 and that certain Ninth Amendment to Loan and Security Agreement is entered into as of September 30, 2014 (collectively, the “Agreement”).  Borrower and Bank desire to amend the Agreement in accordance with the terms set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.           Borrower acknowledges that there are existing and uncured Events of Default arising from Borrower’s failure to comply with Section 6.9 of the Agreement for the periods ended January 31, 2015 and February 28, 2015 (the “Covenant Defaults”). Subject to the conditions contained herein and performance by Borrower of all of the terms of the Agreement after the date hereof, Bank waives the Covenant Defaults.  Bank does not waive Borrower’s obligations under such section after the date hereof, and as amended hereby, and Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents.

2.           The following definition in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“RML” means the average monthly amount (based on the prior three months) of Borrower’s “Net cash provided by (used in) operating activities” including Jumpstart Investments, as set forth in Borrower’s monthly cash flow statements prepared in accordance with GAAP, plus (solely with respect to month ended February 28, 2015) cash proceeds received by Borrower from TimePayment Corp. with respect to the sale of certain assets pursuant to that certain Purchase and Sale Agreement dated as of January 28, 2015.

3.           Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

4.           Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing other than the Covenant Defaults.

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5.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.  Notwithstanding the foregoing, Borrower shall deliver all original signed documents no later than ten (10) Business Days following the date of execution.

6.           As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower; and

(b)           payment of an amendment fee equal to $3,000, plus payment of all Bank Expenses incurred by Bank through the date hereof.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

USA TECHNOLOGIES, INC.

By:	/s/ David M. DeMedio

Title:	Chief Financial Officer

AVIDBANK CORPORATE FINANCE, a division of AVIDBANK

By:	/s/ Jeffrey Javier

Title:	SVP

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